UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2020

OCULAR THERAPEUTIX, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-36554	20-5560161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Crosby Drive

Bedford, MA 01730

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 357-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	OCUL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01. Other Events.

On February 7, 2020, Ocular Therapeutix, Inc. (the “Company”) will be attending the Glaucoma 360 Conference and presenting interim data from its ongoing Phase 1 prospective, multi-center, open-label, dose escalation clinical trial of product candidate OTX-TIC, a long-acting travoprost intracameral implant for the treatment of patients with primary open-angle glaucoma or ocular hypertension. The Phase 1 clinical trial is intended to evaluate the safety, efficacy, durability, and tolerability of OTX-TIC for the reduction of elevated intraocular pressure (“IOP”) in patients with primary open-angle glaucoma or ocular hypertension but is not powered to measure any efficacy endpoints with statistical significance.

Data from the first two fully-enrolled cohorts (cohort 1 = 5 subjects, cohort 2 = 4 subjects) shows a clinically meaningful reduction from baseline in mean IOP values at the 8 a.m. timepoint in patients treated with a single insertion of OTX-TIC throughout the six-month study period. The data also shows that the mean IOP values at the 8 a.m. timepoint remained decreased from the baseline values beyond the study period and, in one patient, for up to eighteen months at the time of assessment.

Overall, OTX-TIC was generally safe and well tolerated, and no serious adverse events were reported. No changes in corneal health were noted as measured by corneal pachymetry and endothelial cell count evaluation. Eight ocular adverse events were reported, with the most frequent being iritis. The implant biodegraded consistently in approximately five to seven months.

Enrollment has begun in the third and fourth cohorts of the Phase 1 trial while continued long-term evaluation remains ongoing in the first two cohorts.

Excerpts from the Company’s presentation containing data from the first two cohorts are included as Exhibit 99.1 hereto and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits:

99.1	Excerpts from Company presentation, dated February 7, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULAR THERAPEUTIX, INC.

Date: February 7, 2020	By:	/s/ Donald Notman
Donald Notman
Chief Financial Officer

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